SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  December
                          18, 1996

             Equicon Mortgage Loan Trust 1994-1
   (Exact name of registrant as specified in its charter)

New York                               33-96500
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Norwest Bank Minnesota
National Association
Sixth Street & Marquette Avenue
Minneapolis,  Minnesota                           55479-0069
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (612)
984-0979


             Equicon Mortgage Loan Trust 1994-1
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equicon Mortgage Loan Trust 1994-1 makes monthly remittances to security holders. The latest remittance was made December 18, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of December
18, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equicon Mortgage Loan Trust 1994-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of December 18, 1996.


Exhibit 21.1 Page 6

Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary - Issuing


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
35,700,000.00       0.00000000%               0.00
0.00               0.00   0.0000000000
A-2      Senior         Sequential Pay   Fixed
18,700,000.00       6.05000000%               0.00
0.00               0.00   0.9528560342
A-3      Senior         Sequential Pay   Fixed
24,301,618.92       6.80000000%               0.00
0.00               0.00   1.0000000000
I        Senior         Interest Only    Notional IO
0.00       1.51905906%               0.00               0.00
0.00   0.0000000000
B        Subordinate    Sequential Pay   Variable
2,434,070.69      27.58785157%          22,236.88
0.00               0.00   0.8326224001
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
81,135,689.61                            22,236.88
0.00               0.00   0.5441093648

Exhibit 21.1 Page 7

                                                     Equicon
Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996                Phone:
(410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                    Class
Distribution Summary - Issuing


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
A-2        11/29/1996          6.05000000%
18,671,909.49          94,137.54         853,501.65
0.00      17,818,407.84         947,639.19
A-3        11/29/1996          6.80000000%
24,301,618.92         137,709.17               0.00
0.00      24,301,618.92         137,709.17
I          11/29/1996          1.51905906%
0.00          57,011.46               0.00
0.00               0.00          57,011.46
B          11/29/1996         27.58785157%
2,063,400.00          47,437.32          36,738.22
0.00       2,026,661.78          84,175.54
RU         11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
45,036,928.41         336,295.49         890,239.87
0.00      44,146,688.54       1,226,535.36

Exhibit 21.1 Page 8

                                                 Equicon
Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services              Reporting
Month:      November 1996             Phone:
(410) 884-2118
11000 Broken Land Parkway                       Distribution
Date:  December 18, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                     Class Distribution Per
1,000 of Original Balance - Issuing


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              294419AA4              35,700,000.00
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000    0.0000000000
A-2              294419AB2              18,700,000.00
5.03409305      3.36664813     42.27515134     45.64179947
0.00000000    0.9528560342
A-3              294419AC0              24,301,618.92
5.66666651      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
I                294419AD8                       0.00
N/A             N/A             N/A             N/A
N/A             N/A
B                N/A                     2,434,070.69
19.48888346      0.00000000     15.09332500     15.09332500
0.00000000    0.8326224001
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  81,135,689.61
0.5441093648

Exhibit 21.1 Page 9

Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                       Class
Principal Distribution - Issuing

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1                     0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
A-2            18,671,909.49        62,956.32
790,545.33             0.00             0.00
853,501.65             0.00    17,818,407.84
0.00
A-3            24,301,618.92             0.00
0.00             0.00             0.00             0.00
0.00    24,301,618.92             0.00
I                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
B               2,063,400.00             0.00
36,738.22             0.00             0.00        36,738.22
0.00     2,026,661.78             0.00
RU                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         45,036,928.41        62,956.32
827,283.55             0.00             0.00
890,239.87             0.00    44,146,688.54
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00

Exhibit 21.1 Page 10


Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution - Issuing

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
A-2               6.05000000%    18,671,909.49
94,137.54             0.00             0.00             0.00
0.00        94,137.54    17,818,407.84
A-3               6.80000000%    24,301,618.92
137,709.17             0.00             0.00
0.00             0.00       137,709.17    24,301,618.92
I                 1.51905906%    45,036,928.41
57,011.46             0.00             0.00             0.00
0.00        57,011.46    44,146,688.54
B                27.58785157%     2,063,400.00
47,437.31             0.00             0.00             0.01
0.00        47,437.32     2,026,661.78
RU                0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
336,295.48             0.00             0.00
0.01             0.00       336,295.49


Exhibit 21.1 Page 11


Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary - Issuing

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 345,678.18
Interest Payments                                336,295.49
    Scheduled Principal                            62,956.32
Scheduled Principal Payment                       62,956.32
    Other Principal                               827,283.55
Other Principal Payments                         827,283.55
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                  9,382.69
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
1,235,918.05                Total Withdrawals
1,235,918.05


Ending Balance
0.00

Exhibit 21.1 Page 12


Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail - Issuing

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00       22,236.88       22,236.88
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00       22,236.88       22,236.88





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                  23  1,994,710.61         3    166,104.71
8    496,736.98        11    929,845.21         6
548,152.30        51       4,135,549.81
____________________________________________________________
____________________________________________________________
________________________________________
Totals             23  1,994,710.61         3    166,104.71
8    496,736.98        11    929,845.21         6
548,152.30        51       4,135,549.81


Exhibit 21.1 Page 13

                                                  Equicon
Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services               Reporting
Month:      November 1996              Phone:
(410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary - Issuing


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
434,624.57|          434,624.57

|
Positive Amortization
62,956.32|           62,956.32
Negative Amortization
0.00|                0.00
Regular Curtailments
0.00|                0.00
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
827,283.55|          827,283.55
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
890,239.87|          890,239.87

|
Scheduled Interest
371,668.25|          371,668.25
Servicing Fee
19,703.66|           19,703.66
Master Servicing Fee
1,032.10|            1,032.10
Spread
0.00|                0.00
     Total Pass-Through Interest
345,678.18|          345,678.18

|
Beginning Balance
45,036,928.41|       45,036,928.41
Ending Balance
44,146,688.54|       44,146,688.54
Gross P&I Distribution
1,242,204.46|        1,242,204.46
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,242,204.46|        1,242,204.46

|
Beginning Loan Count
630|                 630
Number of Loan Payoffs
13|                  13
Ending Loan Count
617|                 617

|
Weighted Average Maturity
0.0000000000|      176.9600000000
Weighted Average Gross Rate
9.903026590%|        9.910000000%
Weighted Average Net Rate
9.378026490%|        9.385000000%
Weighted Average Pass-Through Rate
9.210526350%|        8.967500000%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00

Exhibit 21.1 Page 14


Equicon Mortgage Loan Trust 1994-1
Norwest Bank Minnesota, N.A.
Contact:                        Candy Wachsmuth
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2118
11000 Broken Land Parkway
Distribution Date:  December 18, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary - Issuing


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
2,434,070.69            0.00            0.00       22,236.88
4.59074474%    2,026,661.78      44,146,688.54





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                      853,501.65  95.87322235%
100.00000000%  95.55917436%
Subordinate                  36,738.22   4.12677765%
0.00000000%   4.44082564%